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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 24, 2004

                      Transaction Systems Architects, Inc.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       0-25346                      47-0772104
   ------------              ---------------------          -------------------
 (State or Other             (Commission File No.)           (I.R.S. Employer
   Jurisdiction                                             Identification No.)
of Incorporation)

                  224 South 108th Avenue, Omaha Nebraska 68154
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (402) 334-5101

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                 -- Written communications pursuant to Rule 425
                   under the Securities Act (17 CFR 230.425)

                 -- Soliciting material pursuant to Rule 14a-12
                   under the Exchange Act (17 CFR 240.14a-12)

          -- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

         On September 28, 2004, Transaction Systems Architects, Inc. (the "Company") entered into a Third Amended and Restated Employment Agreement (the "Employment Agreement") with Gregory D. Derkacht, pursuant to which Mr. Derkacht agreed to continue to be employed by the Company and, unless otherwise requested by the Board of Directors of the Company, to continue to serve as a member of the Company's Board of Directors (subject to election by the Company's stockholders), through June 30, 2006 (the "Term"). Under the Employment Agreement, Mr. Derkacht will continue to serve as the Company's president and CEO unless the Company appoints a successor president and CEO, in which case Mr. Derkacht will perform specified transition services for the Company until the end of the Term or until the Employment Agreement is earlier terminated.

         The Employment Agreement provides that Mr. Derkacht will receive a base salary of $360,000 per year, as well as other compensation, including bonus opportunities, as set forth in the Employment Agreement attached as Exhibit 10.1 to this Current Report, which is incorporated herein by reference. If a successor president and CEO is appointed and Mr. Derkacht provides transition services on a less than full-time basis, Mr. Derkacht's base salary will be reduced to $180,000 per year and Mr. Derkacht will no longer participate in the Company's annual management incentive compensation program. If Mr. Derkacht performs the duties contemplated by the Employment Agreement through the end of the Term, including the transition services described above, the Employment Agreement provides that Mr. Derkacht will be entitled to a one-time bonus of $500,000 and certain other benefits as provided in the Employment Agreement.

         Under the Employment Agreement, Mr. Derkacht will be entitled to receive a severance payment of $500,000 in the event that the Company terminates Mr. Derkacht's employment without cause prior to the end of the Term.

         On September 28, 2004, the Company issued a press release relating to Mr. Derkacht's intention to retire from the Company not later than June 30, 2006 and the entry into the Employment Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1.

         On September 28, 2004, in connection with the entry into the Employment Agreement, the Company amended and restated the Severance Compensation Agreement dated April 28, 2003 between the Company and Mr. Derkacht (the "Severance Agreement") to provide, in pertinent part, that the Severance Agreement shall terminate upon the appointment of a successor president and CEO. The form of the Severance Agreement was originally attached as Exhibit 10.02 to the Company's quarterly report on Form 10-Q for the period ended March 31, 2003. The form of the amended and restated severance agreement is attached as Exhibit E to the Employment Agreement attached as Exhibit 10.1 to this Current Report.

         On September 24, 2004, the Compensation Committee of the Board of Directors of the Company approved the 2005 Fiscal Year Management Incentive Compensation Plan (the "2005 MIC Plan"). There is no formally adopted plan document and attached as Exhibit 10.2 to this Current Report is a description of the 2005 MIC Plan.

         On September 29, 2004, the Company entered into a Severance Compensation Agreement (Change in Control) with Donald P. Newman, the Company's controller and an executive officer of the Company (the "Newman Agreement"), which generally provides that if there is a "change in control" of the Company (as defined in the Newman Agreement, the form of which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference to Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended September 30, 2003) and Mr. Newman's employment with the Company is subsequently terminated within two years after the change in control, other than as a result of death, retirement, termination by the Company for cause or Mr. Newman's decision to terminate employment other than for good reason, Mr. Newman will be entitled to receive from the Company certain payments and benefits.

         These payments and benefits include (i) a lump-sum payment (the "Lump-Sum Payment") equal to one times Mr. Newman's average fiscal-year compensation (generally, compensation included in Mr. Newman's gross income without regard to any deferral election, but excluding amounts realized on the exercise of non-qualified stock options, from the sale of stock acquired under an incentive stock option or under an employee stock purchase plan) for the two most recent fiscal years of the Company ending prior to the date of termination;
(ii) earned but unpaid base salary through the date of termination; (iii) a quarterly incentive award for the current fiscal quarter prorated through the date of termination equal to the greater of the quarterly incentive award made to Mr. Newman for the most recent fiscal quarter ending prior to the date of termination or the average quarterly incentive award made to Mr. Newman for the most recent three fiscal years ending prior to the date of termination; (iv) interest on the amounts described in (i), (ii) and (iii); and (v) unless Mr. Newman's termination of employment is the result of Mr. Newman's disability, continued participation at the Company's cost in employee benefit plans available to Company employees generally in which Mr. Newman was participating, until the earlier of receiving equivalent benefits from a subsequent employer, or one year from the date of termination. The Lump-Sum Payment will not be less than one times Mr. Newman's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the date of termination or (ii) on the date six months prior to the date of termination.

         Under the Newman Agreement, in the event of a change in control, unvested awards, units and benefits (other than stock options or awards of securities) allocated to Mr. Newman under incentive plans shall fully vest and become payable in cash. The Newman Agreement also provides that in the event any payment by the Company would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties are incurred by Mr. Newman with respect to such excise tax, then Mr. Newman will be entitled to an additional payment in an amount such that, after payment by Mr. Newman of all taxes, he is in the same after-tax position as if no excise tax had been imposed. The Newman Agreement provides that it will terminate upon the earlier of (i) termination of Mr. Newman's employment for any reason prior to a change in control, and (ii) three years after the date of a change in control.



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Item 9.01.  Financial Statements and Exhibits.

  (c) Exhibits.

    Exhibit
      No.                                 Description
    -------     ---------------------------------------------------------------
     10.1       Third Amended and Restated Employment Agreement dated as of
                September 28, 2004 between Transaction Systems Architects, Inc.
                and Gregory D. Derkacht (with exhibits, including the form of Amended and Restated Severance Compensation Agreement).

     10.2 Description of the 2005 Fiscal Year Management Incentive Compensation Plan.

     10.3 Severance Compensation Agreement (Change in Control), dated September 29, 2004, between Donald P. Newman and the Company (the form of which is filed as Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended September 30, 2003 and incorporated herein by reference).

     99.1       Press Release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 29, 2004                 TRANSACTION SYSTEMS ARCHITECTS, INC.


                                         By:  /s/ Dennis P. Byrnes
                                         Name:  Dennis P. Byrnes
                                         Title: Senior Vice President


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                                  EXHIBIT INDEX

    Exhibit
      No.                                 Description
    -------     ---------------------------------------------------------------
     10.1       Third Amended and Restated Employment Agreement dated as of
                September 28, 2004 between Transaction Systems Architects, Inc.
                and Gregory D. Derkacht (with exhibits, including the form of Amended and Restated Severance Compensation Agreement).

     10.2 Description of the 2005 Fiscal Year Management Incentive Compensation Plan.

     10.3 Severance Compensation Agreement (Change in Control), dated September 29, 2004, between Donald P. Newman and the Company (the form of which is filed as Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended September 30, 2003 and incorporated herein by reference).

     99.1       Press Release.